UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
 _____________________________________________
 Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 29, 2019
_____________________________________________
ANDEAVOR LOGISTICS LP
(Exact name of registrant as specified in its charter)
_____________________________________________

Delaware	001-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 421-2414
(Former name or former address, if changed since last report.)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partnership Interests	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on May 7, 2019, Andeavor Logistics LP, a Delaware limited partnership (“ANDX”), Tesoro Logistics GP, LLC, a Delaware limited liability company (“ANDX GP”), MPLX LP, a Delaware limited partnership (“MPLX”), MPLX GP LLC, a Delaware limited liability company (“MPLX GP”), and MPLX MAX LLC, a Delaware limited liability company and a wholly owned subsidiary of MPLX (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) that provides for, among other things, the merger of Merger Sub with and into ANDX (the “Merger”), with ANDX surviving as a wholly owned subsidiary of MPLX. Both ANDX GP and MPLX GP are indirectly owned by Marathon Petroleum Corporation (“MPC”) and, as a result, MPC controls both ANDX and MPLX.

On July 30, 2019, upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware Revised Uniform Limited Partnership Act and the Delaware Limited Liability Company Act, the Merger was completed. At the effective time of the Merger, the separate existence of Merger Sub ceased, and ANDX survived the Merger as a wholly owned subsidiary of MPLX.

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the closing of the Merger, ANDX, on behalf of itself and its affiliates, MPC, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, ANDX GP and Marathon Petroleum Company LP entered into the Waiver and Second Amendment to the Fourth Amended and Restated Omnibus Agreement, dated as of July 29, 2019 and effective as of the effective time of the Merger (the “Omnibus Amendment”), amending the Fourth Amended and Restated Omnibus Agreement, dated as of October 30, 2017, as amended by the First Amendment to the Fourth Amended and Restated Omnibus Agreement, dated as of January 30, 2019 (the “Prior Omnibus Agreement”), to reflect the admission of Andeavor Logistics GP LLC, a Delaware limited liability company (“New ANDX GP”), as the general partner of ANDX and provide that a “Partnership Change of Control” (as such term is defined in the Prior Omnibus Agreement) shall not be deemed to occur unless and until MPC no longer directly or indirectly controls the general partner of ANDX.

The foregoing description of the Omnibus Amendment does not purport to be complete and is qualified in its entirety by reference to the Omnibus Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On July 30, 2019, in connection with the closing of the Merger, ANDX terminated the Third Amended and Restated Credit Agreement, dated as of January 29, 2016, among ANDX, certain subsidiaries of ANDX named therein, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, swingline lender and L/C issuer (the “Revolving Credit Agreement”). In connection with the termination of the Revolving Credit Agreement, all outstanding borrowings and unpaid fees and expenses thereunder were paid in full.

On July 30, 2019, in connection with the closing of the Merger, ANDX terminated that certain Credit Agreement, dated as of January 29, 2016, among ANDX, as borrower, certain subsidiaries of ANDX named therein, as guarantors, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, swingline lender and L/C issuer (the “Drop-Down Credit Agreement”). In connection with the termination of the Drop-Down Credit Agreement, all outstanding borrowings and unpaid fees and expenses thereunder were paid in full.

On July 30, 2019, in connection with the closing of the Merger, ANDX and MPC terminated that certain Loan Agreement, dated as of December 21, 2018, between ANDX and MPC (the “Loan Agreement”). In connection with the termination of the Loan Agreement, all borrowings and unpaid fees and expenses thereunder were paid in full.

Item 2.01	Completion of Acquisition or Disposition of Assets.
The information in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, each outstanding common unit representing a limited partner interest in ANDX (each, an “ANDX Common Unit”), other than any ANDX Common Unit held by ANDX GP and Western Refining Southwest, Inc., an Arizona corporation and affiliate of ANDX (“Southwest”), was converted into the right to receive 1.135 common units representing limited partner interests in MPLX (“MPLX Common Units” and such exchange ratio, the “Exchange Ratio”), and each ANDX Common Unit held by ANDX GP and Southwest was converted into the right to receive 1.0328 MPLX Common Units, in each case, in consideration for each ANDX Common Unit that such holder owned immediately prior to the effective time of the Merger. Additionally, each 6.875% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit, liquidation preference $1,000 per unit, representing a limited partner interest in ANDX (each, an “ANDX Series A Preferred Unit”) issued and outstanding immediately prior to effective time of the Merger was converted into the right to receive a new Series B Preferred Unit representing a substantially equivalent limited partner interest in MPLX (the “MPLX Series B Preferred Units”). The MPLX Series B Preferred Units are a new class of units in MPLX that are pari passu with MPLX’s existing Series A Convertible Preferred Units with respect to distribution rights and rights upon liquidation and have substantially equivalent preferences, rights, powers, duties and obligations that the ANDX Series A Preferred Units had immediately prior to the closing of the Merger.

At the effective time of the Merger, each phantom unit outstanding under ANDX’s 2011 Long-Term Incentive Plan, as amended and restated, and the Western Refining Logistics, LP 2013 Long-Term Incentive Plan (the “ANDX Phantom Units”), whether vested or unvested, other than any ANDX Phantom Unit that was held by a non-employee director of ANDX GP (each, an “ANDX Director Phantom Unit”), were automatically converted into a phantom unit denominated in MPLX Common Units (each, a “Converted MPLX Phantom Unit”). The number of ANDX Common Units subject to the ANDX Phantom Units immediately prior to the effective time of the Merger were converted into a number of MPLX Common Units subject to the Converted MPLX Phantom Units based on the Exchange Ratio (rounded down to the nearest whole number). ANDX Director Phantom Units were generally converted into the right to receive a cash payment equal to the number of ANDX Common Units subject to such ANDX Director Phantom Unit multiplied by the product of the Exchange Ratio and the average of the volume weighted average price per unit of MPLX Common Units on the New York Stock Exchange (the “NYSE”) on each of the ten consecutive trading days ending with the complete trading day immediately prior to the closing of the Merger.

Additionally, as a result of the Merger, each ANDX TexNew Mex Unit issued and outstanding immediately prior to the effective time of the Merger was converted into a right for Southwest, as the holder of all such units, to receive a unit representing a substantially equivalent special limited partner interest in MPLX (the “MPLX TexNew Mex Units”). By virtue of the conversion, all ANDX TexNew Mex Units were cancelled and ceased to exist as of the effective time of the Merger. The MPLX TexNew Mex Units are a new class of units in MPLX substantially equivalent to the ANDX TexNew Mex Units, including substantially equivalent rights, powers, duties and obligations that the ANDX TexNew Mex Units had immediately prior to the closing of the Merger. As a result of the Merger, the ANDX Special Limited Partner Interest outstanding immediately prior to the effective time of the Merger was converted into a right for Southwest, as the holder of all such interest, to receive a substantially equivalent special limited partner interest in MPLX (the “MPLX Special Limited Partner Interest”). By virtue of the conversion, the ANDX Special Limited Partner Interest was cancelled and ceased to exist as of the effective time of the Merger.

The issuance of MPLX Common Units and MPLX Series B Preferred Units in connection with the Merger was registered under the Securities Act of 1933 pursuant to MPLX’s Registration Statement on Form S-4 (Registration No. 333-231798) as filed with the Securities and Exchange Commission on May 29, 2019, and as amended on June 24, 2019 (the “Registration Statement”). The consent statement/prospectus (the “Consent Statement/Prospectus”) included in the Registration Statement contains additional information about the Merger, and incorporates by reference additional information about the Merger from Current Reports on Form 8-K filed by MPLX and ANDX and incorporated by reference into the Consent Statement/Prospectus.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
In connection with the consummation of the Merger, ANDX notified the NYSE that trading in ANDX Common Units should be suspended and listing of ANDX Common Units on the NYSE should be removed. Trading of ANDX Common Units on the NYSE was suspended prior to the opening of business on July 30, 2019. ANDX also requested that the NYSE file with the SEC an application on Form 25 to delist and deregister ANDX Common Units under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 3.03	Material Modification to Rights of Security Holders.
The information in the Introductory Note, Item 2.01, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

After the effective time of the Merger, the general partner interest held by ANDX GP was cancelled and New ANDX GP was admitted as the new general partner of ANDX.

The information in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The information in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Merger, New ANDX GP was admitted as the new general partner of ANDX and New ANDX GP’s sole member appointed Gary R. Heminger, Michael J. Hennigan and Pamela K.M. Beall as its directors, with Mr. Heminger serving as chairman of the board. Additionally, the board of directors of New ANDX GP appointed Mr. Heminger as Chief Executive Officer (principal executive officer), Blane Peery as Vice President, Accounting and Systems Integration (principal financial and accounting officer) and Michael J. Hennigan as President.

Concurrently therewith, ANDX GP ceased to be the general partner of ANDX. As a result, ANDX GP’s directors other than those appointed as directors of New ANDX GP, which included Sigmund L. Cornelius, Ruth I. Dreessen, Gregory J. Goff, Timothy T. Griffith, James H. Lamanna, Frank M. Semple and Donald C. Templin, ceased to serve as directors of ANDX GP and Don J. Sorensen ceased to serve as ANDX GP's President.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On July 29, 2019, the Third Amended and Restated Agreement of Limited Partnership of ANDX, dated December 1, 2017, as amended, was amended (the “ANDX LPA”) as set forth in the Second Amendment to Third Amended and Restated Agreement of Limited Partnership of ANDX that is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

At the effective time of the Merger, the Amended and Restated Certificate of Limited Partnership of ANDX, dated October 17, 2018, was amended and restated as set forth in the Amended and Restated Certificate of Limited Partnership that is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

At the effective time of the Merger, MPLX and New ANDX GP executed a joinder to the ANDX LPA that is filed as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference. The ANDX LPA was subsequently amended and restated as set forth in the Fourth Amended and Restated Agreement of Limited Partnership of ANDX that is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
As previously disclosed, the board of directors of ANDX GP set June 28, 2019 as the record date (the “Record Date”) for determining holders of ANDX Common Units entitled to execute and deliver written consents with respect to the approval of the Merger Agreement and the Merger. As of the close of business on the Record Date, there were 245,630,444 ANDX Common Units outstanding and entitled to vote with respect to the Merger Agreement and the Merger and with respect to the compensation payments that will or may be made to certain of ANDX’s named executive officers in connection with the Merger (the “Non-Binding Compensation Advisory Proposal”).

As previously disclosed, on June 28, 2019, each of ANDX GP and Southwest, which beneficially owned a majority of the outstanding ANDX Common Units, delivered a written consent adopting and approving in all respects the Merger Agreement and the transactions contemplated thereby, including the Merger, and approving the Non-Binding Compensation Advisory Proposal. The delivery of these consents was sufficient to adopt the Merger Agreement and approve the Merger without the receipt of written consent from any other holder of ANDX Common Units.

The deadline for the consent solicitation expired at 5:00 p.m. (prevailing Eastern Time), on July 29, 2019. A summary of the results for the following proposals is set forth below:

1.	Approval of the Merger and adoption and approval of the Merger Agreement and the transactions contemplated thereby.

Common Units Represented by Consents Approving	Common Units Represented by Consents Disapproving	Common Units Represented by Consents Abstaining
214,127,071	206,404	1,723,803

2.	Approval, on an advisory (non-binding) basis, of the compensation that may be paid or become payable to ANDX’s named executive officers in connection with the Merger.

Common Units Represented by Consents Approving	Common Units Represented by Consents Disapproving	Common Units Represented by Consents Abstaining
213,385,240	861,365	1,810,673

Item 8.01	Other Events.
On July 30, 2019, MPLX and ANDX issued a press release announcing the consummation of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, dated as of May 7, 2019, by and among Andeavor Logistics LP, Tesoro Logistics GP, LLC, MPLX LP, MPLX GP LLC and MPLX MAX LLC (incorporated by reference herein to Exhibit 2.1 to MPLX LP’s Current Report on Form 8-K filed on May 8, 2019, File No. 001-35714).

3.1	Second Amendment to Third Amended and Restated Agreement of Limited Partnership of Andeavor Logistics LP, dated as of July 29, 2019.
3.2	Amended and Restated Certificate of Limited Partnership of Andeavor Logistics LP, dated as of July 30, 2019.
3.3	Joinder Agreement, dated as of July 30, 2019.
3.4	Fourth Amended and Restated Agreement of Limited Partnership of Andeavor Logistics LP, dated as of July 30, 2019.
10.1
Waiver and Second Amendment to Fourth Amended and Restated Omnibus Agreement, dated as of July 29, 2019, by and among MPC, Andeavor Logistics LP, Tesoro Logistics GP, LLC, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC and Marathon Petroleum Company LP.

99.1	Press Release of MPLX LP and Andeavor Logistics LP, dated as of July 30, 2019.

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Andeavor Logistics LP hereby undertakes to furnish supplementally a copy of any omitted schedule upon request by the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andeavor Logistics LP

	By:	Andeavor Logistics GP LLC

Date: August 1, 2019	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary